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                                                                  EXHIBIT 10.9



                              FIRST AMENDMENT TO

                        REGISTRATION RIGHTS AGREEMENT

      This FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this
"Amendment") dated as of November 9, 2001, is by and between Dynegy Inc., an Illinois corporation (the "COMPANY"), and Chevron U.S.A. Inc., a Pennsylvania corporation ("STOCKHOLDER").

      WHEREAS, the Company and the Stockholder are parties to the Registration Rights Agreement dated as of June 14, 1999 (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company granted the Stockholder registration rights covering certain shares of the Company's Class B common stock, no par value per share (the "CLASS B COMMON STOCK") owned by the Stockholder;

      WHEREAS, pursuant to the Subscription Agreement (the "SUBSCRIPTION AGREEMENT") dated the date hereof between Company and ChevronTexaco Corporation, a Delaware corporation, Stockholder (or certain of its Affiliates) will purchase in connection with the transactions contemplated in the Agreement and Plan of Merger (the "ENRON MERGER AGREEMENT") dated the date hereof among the Company, Enron Corp., an Oregon corporation ("ENRON"), and certain other entities, shares of Series B Mandatorily Convertible Redeemable Preferred Stock of the Company that may be convertible into additional shares of Class B Common Stock; and

      WHEREAS, in connection with the Subscription Agreement, the Company and the Stockholder desire to amend the Registration Rights Agreement.

      NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Stockholder and the Company, the parties hereto agree as follows:

                                   SECTION 1.
                                   AMENDMENTS

      1.1 AMENDMENT TO SECTION 1.1.

            (a) The following definitions are added to Section 1.1 of the Registration Rights Agreement:

            "Enron Effective Time" shall have the meaning as set forth in the Enron Merger Agreement.

            "Enron Merger Agreement" shall have the meaning as set forth in the preamble hereto.

            (b) The definition for "Registrable Common Stock" is amended and restated to read as follows:

            "Registrable Common Stock" shall mean any Common Stock issuable upon conversion of Class B Common Stock held or acquired (whether by purchase, merger or otherwise) directly from the Company by Stockholder (or its permitted assigns), and any securities issued or issuable in respect
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            of any such Registrable Common Stock by way of any stock split or stock dividend or in connection with any combination of shares, recapitalization, merger, consolidation, reorganization or otherwise.

            (c) The definition for "Preferred Stock" is amended and restated to read as follows:

            "Preferred Stock" shall mean the Series B Convertible Preferred Stock, no par value per share of the Company.

            (d) The terms "BGAH" and "BG/NOVA Agreement" are deleted.

      1.3 AMENDMENT TO SECTION 11.2.

      Section 11.2 of the Registration Rights Agreement is amended and restated to read as follows:

      FAVORED NATIONS.

            Except as herein provided, for a period of three years from the Effective Time, the Company shall not provide registration rights to any other party which, taken as a whole, are more favorable than those provided to Stockholder hereunder, without also offering to Stockholder such more favorable rights; provided, however, that the benefits of this
      Section 11.2 shall not run to Stockholder if Stockholder holds less than two percent (2%) of the then outstanding shares of Common Stock (treating the Class B Common Stock and the Preferred Stock as if they had been converted for purposes of this calculation). The Company shall give Stockholder notice within 15 days after the execution of any agreement (including the terms thereof) between the Company and a third party relating to the requirement that the Company effect the registration of the Company's equity securities under the Securities Act for a third party.

      1.4 AMENDMENT TO SECTION 11.7.

      Section 11.7 of the Registration Rights Agreement is amended and restated to read as follows:

            This Agreement contains the entire understanding of the parties with respect to the transactions contemplated hereby and supersedes all agreements and understandings entered into prior to the execution hereof. This Agreement may be modified only by a written instrument duly executed by or on behalf of (i) the Company and (ii) each Holder. No breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by or on behalf of the party who might assert such breach.

      1.5 AMENDMENT TO SECTION 11.12.

      Section 11.12 of the Registration Rights Agreement is amended and restated to read as follows:

            Nothing in this Agreement expressed or implied is intended or shall be construed to confer any right or benefit upon any person, firm or corporation other

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      than Stockholder and the Company and their respective successors and permitted assigns.

                                   SECTION 2.
                                  MISCELLANEOUS

      2.1 MISCELLANEOUS.

      The provisions of Sections 11.3, 11.4, 11.5, 11.6, 11.7, 11.8, 11.9,
11.10, 11.11, and 11.12 of the Registration Rights Agreement shall apply to this Amendment.

      2.2 ACKNOWLEDGEMENT.

      The parties hereto acknowledge that NOVA and BG no longer own any shares of the Company's Series A Convertible Preferred Stock, no par value per share.

      2.3 NO OTHER CHANGES.

      Except as expressly amended by the Amendment, all other terms, conditions, rights and obligations under the Registration Rights Agreement shall remain in full force and effect and shall govern this Amendment.

      2.4 EFFECTIVE TIME.

      This Amendment shall be effective at the Enron Effective Time and will be null and void and of no effect upon the termination of the Enron Merger Agreement in accordance with its terms.

                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.


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      IN WITNESS WHEREOF, Stockholder and the Company have caused this Amendment to be duly executed as of the date first above written.


                                         DYNEGY INC.

                                         By:    /s/ Hugh A. Tarpley
                                                --------------------------------
                                         Name:  Hugh A. Tarpley
                                                --------------------------------
                                         Title: Executive Vice President
                                                --------------------------------
                                         Address:
                                         1000 Louisiana Street
                                         Suite 6700
                                         Houston, TX 77002
                                         Attention:  Kenneth E. Randolph
                                         Tel: (713) 507-6400
                                         Fax: (713) 507-6806


                                         CHEVRON U.S.A. INC.

                                         By:    /s/ Richard P. Cohagan
                                                --------------------------------
                                         Name:  Richard P. Cohagan
                                                --------------------------------
                                         Title: Attorney-in-Fact
                                                --------------------------------
                                         Address:
                                         1301 McKinney St.
                                         Houston, TX 77010
                                         Attn: President of Chevron U.S.A. Inc.
                                         Telecopier: (713) 754-5554
                                         Fax: (713) 754-5777

                                         with copies to:

                                         Harvey D. Hinman, Esq.
                                         Vice President and General Counsel
                                         ChevronTexaco Corporation
                                         575 Market Street
                                         San Francisco, CA 94105
                                         Tel: (415) 894-3232
                                         Fax: (415) 894-6017

                                         and:

                                         Terry Michael Kee, Esq. and
                                         Rodney R. Peck, Esq.
                                         Pillsbury Winthrop LLP
                                         50 Fremont Street
                                         Post Office Box 7880
                                         San Francisco, CA 94120-7880
                                         Tel:  (415)  983-1000
                                         Fax:  (415)  983-1200



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